EXHIBIT 23.2

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the use in this Registration Statement on Form S-8 of our report dated March 31, 2005 with respect to the financial statements of China Aoxing Pharmaceutical Company, Inc. (f/k/a Central American Equities Corp.) and Subsidiaries for the year ended December 31, 2004.


                                  /s/ Clyde Bailey P.C.
                                  --------------------------
                                  Clyde Bailey P.C.
San Antonio, Texas
July 18, 2006